Exhibit 32.1

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. §1350

In connection with the Quarterly Report on Form 10-Q of Aoxing Pharmaceutical Company, Inc. (the “Company”) for the fiscal period ended September 30, 2014 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zhenjiang Yue, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for said period.

November 14, 2014	/s/ Zhenjiang Yue
Zhenjiang Yue, Chief Executive Officer

A signed original of this written statement has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.